                                                                    EXHIBIT 10.3

                              CREO PRODUCTS INC.

                             1996 STOCK OPTION PLAN

1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to attract
    --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.  Definitions.  As used herein, the following definitions shall apply:
    -----------

    a)  "Administrator" means the Board or any of its Committees appointed
         -------------
    pursuant to Section 4 of the Plan.

    b)  "Board" means the Board of Directors of the Company.
         -----

    c)  "Code" means the United States Internal Revenue Code of 1986, as
         ----
    amended.

    d)  "Committee"  means a Committee appointed by the Board of Directors in
         ---------
    accordance with Section 4 of the Plan.

    e)  "Common Shares" means the common shares in the capital of the Company.
         -------------

    f)  "Company" means Creo Products Inc., a Canadian corporation.
         -------

    g)  "Consultant" means any person who is engaged by the Company or any
         ----------
    Parent or Subsidiary to render consulting or advisory services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

    h)  "Continuous Status as an Employee or Consultant" means that the
         ----------------------------------------------
    employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:
    (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's

    Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

    i)  "Employee" means any person, including Officers and directors, employed
         --------
    by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

    j)  "Exchange Act" means the United States Securities Exchange Act of 1934,
         ------------
     as amended.

    k)  "Fair Market Value" means, as of any date, the value of Common Shares
         -----------------
    determined as follows:

        i) If the Common Shares are listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        ii) If the Common Shares are quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Shares or;

        iii) In the absence of an established market for the Common Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    l)  "Incentive Stock Option" means an Option intended to qualify as an
         ----------------------
    incentive stock option within the meaning of Section 422 of the Code.

    m)  "IPO" means an initial public offering in any jurisdiction of
         ---
    securities of the Company.

    n)  "Nonstatutory Stock Option" means an Option not intended to qualify as
         -------------------------
    an Incentive Stock Option.

    o)  "Officer" means a person who is an officer of the Company within the
         -------
    meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    p)  "Option" means a stock option granted pursuant to the Plan.
         ------

    q)  "Optioned Shares" means the Common Shares subject to an Option.
         ---------------

    r)  "Optionee" means an Employee or Consultant who receives an Option.
         --------

    s)  "Parent" means a "parent corporation", whether now or hereafter
         ------
    existing, as defined in Section 424(e) of the Code.

    t)  "Plan" means this 1996 Stock Option Plan.
         ----

    u)  "Share" means a Common Share, as adjusted in accordance with Section 12
         -----
    below.

    v)  "Subsidiary" means a "subsidiary corporation", whether now or hereafter
         ----------
    existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the
    -------------------------
Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 4,000,000 Common Shares. The shares may be authorized, but unissued, or reacquired Common Shares.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4.  Administration of the Plan.
    --------------------------

    a)  Plan Procedure.
        --------------

        i)  Administration with Respect to Directors and Officers.  With
            -----------------------------------------------------
        respect to grants of Options to Employees who are also Officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a

        Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

        ii)   Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
              ------------------------------
        Plan may be administered by different bodies with respect to directors, non-director Officers and Employees who are neither directors nor Officers.

        iii)   Administration With Respect to Consultants and Other Employees.
               --------------------------------------------------------------
        With respect to grants of Options to Employees or Consultants who are neither directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy all applicable legal requirements relating to the administration of incentive stock option plans, including, without limitation, those of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

b)  Powers of the Administrator.  Subject to the provisions of the Plan and, in
    ---------------------------
the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

        i) to determine the Fair Market Value of the Common Shares, in accordance with Section 2(k) of the Plan;

        ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

        iii) to determine whether and to what extent Options are granted hereunder;

        iv) to determine the number of Common Shares to be covered by each such award granted hereunder;

        v)    to approve forms of agreement for use under the Plan;

        vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Shares;

        viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Shares covered by such Option has declined since the date the Option was granted;

        ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        x) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        xi)   to modify or amend each Option (subject to Section 13(b) of the
        Plan), including the discretionary authority to extend the post-termination exercisability period of options longer than is otherwise provided for in the Plan;

        xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

        xiii) to determine, and make rules and restrictions regarding, the transferability of Options; and

        xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

c)  Effect of Administrator's Decision.  All decisions, determinations and
    ----------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.  Eligibility.
    -----------

    a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

    b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares underlying Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) in excess of $100,000, such excess shall be treated as Nonstatutory Stock Options.

    c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.  Term of Plan.  The Plan shall become effective upon the earlier to occur of
    ------------
its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7.  Term of Option.  The term of each Option shall be the term stated in the
    --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.  Option Exercise Price and Consideration.
    ---------------------------------------

    a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

    i)  In the case of an Incentive Stock Option

        A. granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

        B. granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

    ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator

b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator.

8.  Exercise of Option.
    ------------------

    a)  Procedure for Exercise; Rights as a Shareholder. Any Option granted
        -----------------------------------------------
    hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    b)  Termination of Employment or Consulting Relationship.  If an Optionee's
        ----------------------------------------------------
        Continuous Status as an Employee or Consultant terminates (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three months and one day from the date of such change of status) or from Consultant to Employee), other than upon the Optionee's death or disability, the Optionee may exercise his or her Option, but only to the extent that the Optionee was entitled to exercise it at the date of termination and in no event later than the expiration of the term of such Option. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    c)  Disability of Optionee.  In the event of termination of an Optionee's
        ----------------------
        consulting relationship or Continuous Status as an Employee as a result of his or her disability, Optionee may, but only within six months from the date of such termination if such termination occurs after completion by the Company of an IPO (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if the Company completes an IPO after such termination such Option shall terminate on the date which is the later of the date of the IPO and the 180th day after the date of termination of Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability. If such disability is not a "disability" as such term is defined in
        Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    d)  Death of Optionee.  In the event of the death of an Optionee, the
        -----------------
        Option may be exercised at any time, but only within twelve (12) months following the date of death where such date is after completion by the Company of an IPO (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death; provided, however, that if the Company completes an IPO after such death such Option shall terminate on the date which is the later of the date of the IPO and the first anniversary of the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

e)         Rule 16b-3.  Options granted to persons subject to Section 16(b) of
           ----------
           the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

f)         Buyout Provisions.  The Administrator may at any time offer to buy
           -----------------
           out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

9.  Non-Transferability of Options.  Subject to any rules to the contrary
    ------------------------------
established by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10.  Adjustments Upon Changes in Capitalization or Merger.
     ----------------------------------------------------

     a)  Changes in Capitalization.  Subject to any required action by the
         -------------------------
    shareholders of the Company, the number of Common Shares covered by each outstanding Option, and the number of Common Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Common Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a share subdivision or consolidation, stock dividend, combination or reclassification of the Common Shares, or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares subject to an Option.

    b)  Dissolution or Liquidation.  In the event of the proposed dissolution or
        --------------------------
    liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the

    Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including shares as to which the Option would not otherwise be exercisable.

    c)  Merger.  In the event of a merger of the Company with or into another
        ------
    corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Optioned Share subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Shares for each Common Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Optioned Share subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Shares in the merger.

11. Time of Granting Options.  The date of grant of an Option shall, for all
    ------------------------
purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

12. Amendment and Termination of the Plan.
    -------------------------------------

    a)  Amendment and Termination.  The Board may at any time amend, alter,
        -------------------------
    suspend or discontinue, or terminate the Plan. To the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Shares are listed or quoted), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required by the applicable law, rule or regulation.

    b)  Effect of Amendment or Termination.  Any such amendment or termination
        ----------------------------------
    of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

13.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to
     ----------------------------------
the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable laws, including, without limitation, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any applicable laws, rules or regulations.

14.  Reservation of Shares.  The Company, during the term of this Plan, will at
     ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     If the Optioned Shares covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13(a) of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.  Agreements.  Options shall be evidenced by written agreements in such form
     ----------
as the Administrator shall approve from time to time.

16.  Shareholder Approval.Continuance of the plan shall be subject to approval
     --------------------
by the shareholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable law and the rules of any stock exchange upon which the Common Shares are listed.

                              CREO PRODUCTS INC.

                          NOTICE OF STOCK OPTION GRANT

Dear (FirstName) (LastName):

          You have been granted an option (the "Option") to purchase common shares of Creo Products Inc. (the "Company") as follows:

         Date of Grant:                 (Date)

         Exercise Price:                (Price)

         Number of Shares Granted:      (No of Shares)

         Option Number:                 (Option_Number)

         Type of Option:                Incentive Stock Option

         Term/Expiration Date:          Five years from Date of Grant

         Exercise Schedule:             The Option shall be exercisable at any time
                                        prior to expiration or earlier termination.

         Termination Period:            Except as set out in Section 6 of the Stock
                                        Option Agreement, if termination occurs
                                        prior to the Company completing an IPO, the
                                        Option shall be exercisable at any time
                                        prior to the Expiration Date; provided that
                                        if after such termination the Company
                                        completes an IPO, the Option shall be
                                        exercisable until the 30th day following
                                        the date of completion of the IPO. If such
                                        termination occurs after the Company
                                        completes an IPO, the Option may be
                                        exercised for up to 30 days after
                                        termination of employment relationship
                                        except as set out in Section 6 of the Stock
                                        Option Agreement (but in no event later
                                        than the Expiration Date).

     THE OPTIONEE REPRESENTS THAT HE OR SHE IS CURRENTLY AN EMPLOYEE OF THE COMPANY OR IS UNDER A CONTRACT TO PROVIDE SERVICES TO THE COMPANY. THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OR STATUS AS A CONSULTANT OR OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S STATUS AS A CONSULTANT OR EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company's 1996 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                         CREO PRODUCTS INC.

                                  By:
------------------------              ----------------------------------
<FirstName> <LastName>                Tom Kordyback

Date:                             Title: Chief Financial Officer
     -------------------                 -----------------------

                                  Date:
                                        ---------------

                              CREO PRODUCTS INC.

                 NOTICE OF STOCK OPTION GRANT TO U.S. RESIDENT

Dear <FirstName> <LastName>:

     You have been granted an option (the "Option") to purchase common shares of Creo Products Inc. (the "Company") as follows:

     Date of Grant:                          [DATE]

     Exercise Price:                         [PRICE-PER-SHARE] CAD per share

     Number of Shares Granted:               <NoofShares>

     Option Number                           <Option_Number>

     Type of Option:                         Incentive Stock Option

     Term/Expiration Date:                   Five years from Date of Grant

     Exercise Schedule:                      The Option shall be exercisable at any time
                                             prior to expiration or earlier termination.

     Termination Period:                     Except as set out in Section 7 of the Stock
                                             Option Agreement, if termination occurs
                                             prior to the Company completing an IPO, the
                                             Option shall be exercisable at any time
                                             prior to the Expiration Date; provided that
                                             if after such termination the Company
                                             completes an IPO, the Option shall be
                                             exercisable until the 30th day following the
                                             date of completion of the IPO. If such
                                             termination occurs after the Company
                                             completes an IPO, the Option may be
                                             exercised for up to 30 days after
                                             termination of employment relationship
                                             except as set out in Section 7 of the Stock
                                             Option Agreement (but in no event later than
                                             the Expiration Date).

     THE OPTIONEE REPRESENTS THAT HE OR SHE IS CURRENTLY AN EMPLOYEE OF THE COMPANY OR IS UNDER A CONTRACT TO PROVIDE SERVICES TO THE COMPANY. THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OR STATUS AS A CONSULTANT OR OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE'S OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S STATUS AS A CONSULTANT OR EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company's 1996 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                         CREO PRODUCTS INC.

                                  By:
------------------------             ------------------------------
<FirstName> <LastName>             Tom Kordyback


Date:                             Title:  Chief Financial Officer
     -------------------                  -----------------------

                                  Date:
                                         ---------------

                               CREO PRODUCTS INC.

                             STOCK OPTION AGREEMENT

1.  Grant of Option.  CREO PRODUCTS INC. a Canadian corporation (the "Company"),
    ---------------
hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of Common Shares (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option. To the extent there is any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2.  Exercise of Option.  This Option shall be exercisable during its term in
    ------------------
accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

        (i)  Right to Exercise.
             -----------------

        (a)  This Option may not be exercised for a fraction of a share.

        (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Section 7 below, subject to the limitation contained in subsection 2(i)(c).

        (c) In no event may this Option be exercised after the date of expiration of the term of this Option, as set forth in the Notice of Grant.

        (ii) Method of Exercise.  This Option shall be exercisable by written
             ------------------
        notice in the form attached as Exhibit A which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

    No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.  Optionee's Representations. In the event the Shares purchasable pursuant to
    --------------------------
the exercise of this Option have not been registered under the United States Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached to the Notice of Exercise.

4.  Method of Payment.  Payment of the Exercise Price shall be by cash or
    -----------------
cheque.

5.  Restrictions on Exercise.  This Option may not be exercised until such time
    ------------------------
as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the United States Code of Federal Regulations as promulgated by the United States Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.  Adjustments for Stock Splits, Recapitalizations.
    -----------------------------------------------

        (a) The Exercise Price and number of Shares subject to this Option (as set forth on the Notice of Grant) shall be subject to adjustment as follows: If the Company at any time (i) subdivides (by any stock split, stock dividend or otherwise) the common shares of the Company into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately decreased and the number of Shares issuable shall be proportionately increased, or (ii) combines (by consolidation or otherwise) the common shares of the Company into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares issuable shall be proportionately decreased.

        (b) If at any time while this Option is outstanding there shall be any reclassification or conversion of the common shares into the another class of securities (other than a subdivision or combination of shares provided for in the preceding paragraph), the Optionee shall thereafter be entitled to receive, during the term hereof and upon payment of the Exercise Price, the number of shares to which a holder of the common shares would have been entitled upon such reclassification or conversion had the Optionee exercised this Option immediately prior to such reclassification or conversion.

7.  Termination of Option.
    ---------------------

        (a)  Upon Dissolution, Liquidation or Merger.  In the event of the
             ---------------------------------------
        proposed dissolution, liquidation or merger of the Company, the Board shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

        (b)  Upon Termination of Employment or Status as a Consultant.  In the
             --------------------------------------------------------
        event of termination of Optionee's Continuous Status as an Employee or a Consultant for any reason, including, without limitation, total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

        (c)  Death of Optionee.  In the event of the death of the Optionee,
             -----------------
        the Option may be exercised at any time, but only within 12 months following the date of death where such date is after completion by the Company of an IPO (but in no event later than the date of expiration of this Option), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death; provided, however, that if the Company completes an IPO after such death such Option shall terminate on the date which is the later of the date of the IPO and the first anniversary of the date of death.

8.  Non-Transferability of Option.  Subject to any rules to the contrary
    -----------------------------
established by the Administrator, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.  Restriction on Transfer.
    -----------------------

        (a) The Optionee agrees that following the date of the exercise of this Option, he or she shall not effect any sale or transfer of the Shares issued pursuant to such exercise without first obtaining the prior written consent of the Board of Directors of the Company (or any committee designated therefor), which consent shall be in the sole discretion of the Board.

        (b) All transferees of Shares or any interest therein shall be required as a condition of such transfer to agree in writing in the form satisfactory to the Company that they will receive and hold such Shares or interests subject to the provisions of this Stock Option Agreement (the "Agreement"), including, insofar as applicable, the restriction on resale set forth in this Section 9. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

        (c) The restriction on resale imposed by this Section 9 shall terminate on the second anniversary of the date of exercise of this Option. Upon termination of the restriction, at the Optionee's request the Company shall issue a new certificate representing the Shares without a legend referring to such restriction.

10.  Legends.  Optionee understands and agrees that the Company shall cause the
     -------
legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:


     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933".

     "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE ARTICLES OF THE COMPANY."

11.  Term of Option.  This Option may be exercised only within the term set out
     --------------
in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this option.

12.  Miscellaneous.
     -------------

    (i)  Governing Law.  This Agreement shall be governed by and construed in
         -------------
    accordance with the laws of the Province of British Columbia, and each of the parties hereby submits to the non-exclusive jurisdiction of the courts of that province.

    (ii) Severability.  Should any provision of this Agreement be determined by
         ------------
    a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                                   EXHIBIT A
                                   ---------

                                EXERCISE NOTICE
                                ---------------

CREO PRODUCTS INC.
3700 Gilmore Way
Burnaby, British Columbia
V5G 4M1

1.  Exercise of Option.  Effective as of today,_______________ , 19____, the
    ------------------
undersigned ("the Optionee") hereby elects to exercise the Optionee's option to purchase _____________ common shares (the "Shares") in the capital of Creo Products Inc. (the "Company") under and pursuant to the Company's 1996 Stock Plan (the "Plan") and the Stock Option Agreement dated
                                                      _____________________
(the "Option Agreement").

2.  Representations of the Optionee.
    -------------------------------

    (a) The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    (b) In the event the Shares being purchased pursuant to the exercise of this Option have not been registered under the United States Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto.

3.  Rights as Shareholder.  Subject to the terms and conditions of this
    ---------------------
Agreement, the Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares acquired hereunder from and after the date that the Optionee delivers full payment of the Exercise Price until such time as the Optionee disposes of the Shares.

4.  Tax Consultation.  The Optionee understands that the Optionee may suffer
    ----------------
adverse tax consequences as a result of the Optionee's purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

5.  Successors and Assigns.  The Company may assign any of its rights under this
    ----------------------
Agreement to single or multiple assignees, and this Agreement shall enure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

6.  Governing Law.  This Agreement shall be governed by and construed in
    -------------
accordance with the laws of the Province of British Columbia, and each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of that province.

7.  Severability.  Should any provision of this Agreement be determined by a
    ------------
court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

8.  Further Instruments.  The parties agree to execute such further instruments
    -------------------
and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.  Delivery of Payment.  The Optionee herewith delivers to the Company the full
    -------------------
Exercise Price for the Shares.

10. Entire Agreement.  The Plan, Notice of Grant/Option Agreement and, if
    ----------------
applicable, Investment Representation Statement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant/Option Agreement and, if applicable, Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

Submitted by:

                                    Accepted by:

OPTIONEE:                           CREO PRODUCTS INC.

--------------------------
Signature

                                    By:
                                        --------------------------


                                    Its:

--------------------------              --------------------------
Print Name

Address:
-------

                                    Address:
                                    -------

--------------------------          3700 Gilmore Way
--------------------------          Burnaby, B.C., V5G 4M1

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE  :

COMPANY   :  CREO PRODUCTS INC.

SECURITY  :  COMMON SHARES

AMOUNT    :

DATE      :

In connection with the purchase of the above-listed Shares, the undersigned the Optionee represents to the Company the following:

          (a) The Optionee is an employee of the Company or is under a contract to provide services to the Company. The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Optionee is acquiring the Shares for investment for the Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the United States Securities Act of 1933, as amended (the "Securities Act").

          (b) The Optionee understands that the Shares have not been registered under the Securities Act, that no market presently exists for Shares, and that the Shares may not be sold or transferred unless and until registered under the Securities Act or unless, in the opinion of counsel, such transfer is exempt from the registration requirements of the Securities Act.

          (c) The Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have been issued in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the United States Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee's representation was predicted solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

          (d) The Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, 90 days thereafter securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the United States Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

          If the Company does not qualify under Rule 701 at the time of exercise of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker" (as that term is defined under the Securities Exchange Act of 1934), and
(4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

          (f) The Optionee agrees, in connection with the Company's initial public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of capital stock of the Company held by the Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters at the time of the public offering; provided, however, that the
                                                 --------  -------
Optionees shall be relieved of the foregoing obligation unless the officers and directors of the Company who own shares of the Company also agree to similar restrictions. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records

          (g) The Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (h) Stop-Transfer Notices.  The Optionee agrees that, in order to
              ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (i) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement the Company's Articles of Incorporation or the Company's Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

                              OPTIONEE


                              -----------------------
                              Signature

                              Date:           , 19
                                   -----------    --